                                                                   EXHIBIT 10(1)


                    INNOVATIVE GAMING CORPORATION OF AMERICA

                        SECURITIES PURCHASE AGREEMENT AND
                           LETTER OF INVESTMENT INTENT

                                 PROMISSORY NOTE
                      AND WARRANT TO PURCHASE COMMON STOCK


Innovative Gaming, Inc.
333 Orville Wright Court
Las Vegas, Nevada  89119

         Blake Capital Partners, LLC, hereby subscribes for the purchase of a $1,000,000 principal amount Promissory Note (the "Note"), in the form attached hereto as ANNEX A, of Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), and warrants to purchase 70,000 shares of the Company's common stock, $.01 par value, at a $1.00 per-share exercise price, to be issued to each of (i) Blake Capital Partners, LLC, (ii) Wyncrest Capital and
(iii) Gulfstream Financial Partners (the "Warrants," and collectively with the Note hereinafter called the "Securities") in the form attached hereto as ANNEX B, upon the terms and conditions set forth below. The undersigned acknowledges that this subscription is contingent upon acceptance in whole or in part by the Company.

         (1) Payment of Purchase Price; Delivery of Note and Warrant. The undersigned subscriber will pay the purchase price in full to the order of Innovative Gaming Corporation of America and deliver a complete and manually signed copy of this Securities Purchase Agreement with such payment to the Company. The undersigned will (1) send a completed and executed Securities Purchase Agreement and (2) enclose or deliver a check in the amount of the undersigned's subscription, PAYABLE TO "INNOVATIVE GAMING CORPORATION OF AMERICA" TO THE ATTENTION OF ROLAND M. THOMAS, CHIEF EXECUTIVE OFFICER, INNOVATIVE GAMING CORPORATION OF AMERICA, 333 ORVILLE WRIGHT COURT, LAS VEGAS, NEVADA 89119; or alternatively, transmit the subscription amount by wire to the account below:

                    Innovative Gaming Corporation of America
                         US Bank: Account # 153790378100
                               Routing # 121201694

         Upon the Company's acceptance of this Securities Purchase Agreement, the Securities subscribed for will be registered in the name(s) of the person(s) or entity/entities, and delivered by certified mail to the address specified on page 7, or otherwise as instructed by the undersigned. Upon receipt of the subscription amount by the Company, the Company shall pay an origination fee of $50,000 to Blake Capital Partners, LLC.

(2) Registration Rights. The Company shall file a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") registering the shares of the Company's common stock within 90 days of the issuance of any Securities under this Agreement, which registration statement shall cover all 210,000 shares of the Company's common stock issuable upon exercise of the Warrants. If the Company, at any time after the issuance of the Securities and before 90 days following such issuance, shall file a registration statement with the SEC under the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of the Company's common stock for sale to the public, the Company shall give to the undersigned at least 20 days advance written notice of its intention to file such registration statement and the undersigned shall have the right to have included in such registration statement such number of the shares as it shall designate to the Company within ten days after the date of such notice; provided, however, that the number of shares to be included in such registration statement, when added to all the other shares to be included therein, does not exceed the number of shares which the Company and its underwriters, if any, or any self-regulatory organization or gaming commission reasonably fix for inclusion. The undersigned shall furnish the Company with such information as may be required in connection with such registration statement and will cooperate to cause such registration to become effective at the earliest practicable time. If the shares to which such registration relates are to be sold in an underwritten offering, the undersigned, as a condition to the inclusion of the shares in the registration statement, shall agree that its shares will be sold only as a part of such underwritten offering and at the price and upon the terms fixed by the Company and its underwriters, subject to the right of the undersigned to withdraw the shares therefrom.

     (3) Certain Litigation Matters. In addition to the Securities subscribed for hereunder, the undersigned subscriber hereby also subscribes for an interest and right to ten percent (10%) of the gross proceeds of "certain litigation matters" that are paid or to be paid to the Company in cash, provided that in the event that an amount is required to be paid to the Company as licensing or royalty fees on a going-forward basis and such licensing or royalty arrangement would require the Investor to be licensed by one or more gaming authority in order to participate in such licensing or royalty fee arrangement, that the Investor and the Company will negotiate, in good faith, to agree upon a present value payment of such licensing or royalty fee stream. The precise scope of the "certain litigation matters" shall be mutually agreed upon by the parties at the closing of this subscription.

     (4) Representations of the Investor. In connection with, and in consideration of the sale of the Securities to the undersigned, the undersigned hereby represents and warrants to the Company that the undersigned:

     A. has been given access to full and complete information regarding the Company (including the opportunity to meet with the Company's officers and review all documents as the undersigned may have requested in writing); has utilized such access to the undersigned's satisfaction for the purpose of obtaining information in addition to, or verifying information included in IGCA's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the Fiscal Year ended December 31, 2000 (the "SEC Filings"); and has been given reasonable opportunity to ask questions of, and receiving answers from, such representatives of the Company concerning the terms and conditions of the offering of the securities offered hereby;

     B. realizes that the Note is unsecured and that a purchase of the Securities represents a speculative investment involving a high degree of risk, including but not limited to the reasons described in the SEC Filings;

     C.   understands that the Note is not convertible into IGCA's common stock;

     D. understands that the Company's common stock may only be sold pursuant to a registration statement relating to such securities or pursuant to an exemption from registration;

     E. can bear the economic risk of an investment in the Securities, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with an investment in the Securities, and can afford to hold such securities indefinitely;

     F. realizes that there will be no market for the Securities, that there are significant restrictions on the transferability of the Securities and that for these and other reasons, the undersigned may not be able to liquidate an investment in the Securities for an indefinite period;

     G. realizes that the Securities have not been registered for sale under the Act, or applicable state securities laws (the "State Laws"), and may be sold only pursuant to registration under the Act and State Laws, or an opinion of counsel satisfactory to counsel for the Company that such registration is not required;

     H. believes that the investment in the Securities is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means to provide for the undersigned's current financial needs and personal/business contingencies and has no need for liquidity of investment with respect to the Securities; and

     I. is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has a knowledgeable representative who such investor intends to use in connection with a decision as to whether to purchase the Securities and who together with such investor has such knowledge and experience in financial and business matters that they are together capable of evaluating the merits and risks of investing in the Securities).

     (5) Investment Intent. The undersigned has been advised that the Securities have not been registered under the Act or the relevant State Laws but are being offered, and will be offered and sold, pursuant to exemptions from the Act and State Laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations contained herein. The undersigned represents and Warrants that the Securities are being purchased for the undersigned's own account and for long-term investment and without the intention of reselling or redistributing the Securities, that the undersigned has made no agreement with others regarding any of the Securities, and that the undersigned's financial condition is such that it is not likely that it will be necessary for the undersigned to dispose of any of the Securities in the foreseeable future. The undersigned is aware that (i) in the view of the SEC, a purchase of securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the liquidation or settlement of any loan obtained for the acquisition of any of the Securities and for which the Securities were or may be pledged as security would represent an intent inconsistent with the investment representations set forth above, and (ii) the transferability of the Securities is restricted.

     The undersigned understands that the Note will contain the following legend:

         This Note has not been registered under the Securities Act of 1933 or under the securities laws of any state or other jurisdiction (together, the "Securities Laws") and may not be offered for sale, sold, or otherwise transferred or encumbered in the absence of compliance with such Securities Laws and until the Company (as defined herein) thereof shall have received an opinion from counsel acceptable to it that the proposed disposition will not violate any applicable Securities Laws. This Note is non-negotiable and non-transferable and no interest shall be paid except to the payee named herein except as otherwise noted herein. This Note is not secured.

     The undersigned further represents and agrees that if, contrary to the undersigned's foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Securities in any manner, the undersigned shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such securities pursuant to the Act and applicable State Laws, or (ii) registration of such securities (it being expressly understood that the Company shall not have any obligation to register such Securities except as specifically set forth herein).

     (6) Residence. The undersigned represents and warrants that the undersigned is a bona fide resident of, or if a business entity is duly organized, formed, or incorporated in the State of Minnesota, and that the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest transfer to, any other person, trust, or organization (except as specifically set forth in paragraph (10) of this Agreement).

     PARAGRAPH (7) IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES OFFERED BY THIS SECURITIES PURCHASE AGREEMENT. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth below.

     (7) Accredited Status. The undersigned represents and warrants as follows (check all that apply):

     ______ A. The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000 (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock, and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property).

     ______ B. The undersigned is an individual (not a partnership, corporation, etc.) with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

     ______ C. The undersigned is an individual (not a partnership, corporation, etc.) who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

     ______ D. The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above (if relying on this category alone, each equity owner must complete a separate copy of this Agreement).

     ______ E. The undersigned is an entity, and is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act.

     (8) Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

     A. The undersigned was not organized for the specific purpose of acquiring the Securities; and

     B. This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

     (9) Legal Age. If the undersigned is an individual, the undersigned is of legal age.

     (10) Miscellaneous.

     A.   Manner in which title is to be held: (check one):

     _____    Individual Ownership
     _____    Joint Tenants with Right of Survivorship*
     _____    Partnership*
     _____    Tenants in Common*
     _____    Corporation
     _____    Trust
     _____    Other (describe):  ______________________________

     * Multiple signatures required.

     B. The undersigned agrees that he/she understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

     C. This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict-of-law provisions.

     D. The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.










INTENTIONAL SHORT PAGE

INDIVIDUAL SUBSCRIBERS:                  ENTITY SUBSCRIBERS:
(including joint tenants and
tenants in common)

X_______________________________         X_________________________________
  Signature                                  Signature


----------------------------------       -----------------------------------
Name (typed or printed)


-----------------------------------      -----------------------------------
                                         Name (typed or printed) and title


-----------------------------------      ----------------------------------
Address, city, state and zip code        Name of entity


----------------------------------      ----------------------------------
Social security number


----------------------------------      ----------------------------------
Business telephone number


----------------------------------      ----------------------------------
Fax number                              Address, city, state and zip code


X_________________________________      ----------------------------------
 Signature (If more than one            Tax identification number
 individual subscriber)


-----------------------------------     ----------------------------------
Name (typed or printed)                 Telephone number



----------------------------------      ----------------------------------
                                        Fax number


----------------------------------      ----------------------------------
Address, city, state and zip code       Date signed



-----------------------------------
Social security number



-----------------------------------
Date signed

                                   ACCEPTANCE


         This Securities Purchase Agreement and Letter of Investment Intent is accepted as of this ____ day of April, 2001.


                                     INNOVATIVE GAMING CORPORATION OF AMERICA


                                     By:      _________________________________
                                     Name:    Roland M. Thomas
                                     Title:   Chief Executive Officer

                                                                         ANNEX A

                             Form of Promissory Note

                                                                         ANNEX B

                                 Form of Warrant